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World Omni Auto Receivables Trust 2001-A
Monthly Servicer Certificate
January 31, 2001

Original                                                    709,776,000.00

Principal distributable amount                               28,677,035.54

Note Balance @ 1/31/01                                      681,098,964.46

                                                            Class A-1
Note Amount                                                 Note Amount

Original                                                    165,000,000.00

Principal distributable amount                               28,677,035.54

Note Balance @ 1/31/01                                      136,322,964.46

                                                            Class A-2
Note Amount                                                 Note Amount

Original                                                    173,000,000.00

Principal distributable amount                                        0.00

Note Balance @ 1/31/01                                      173,000,000.00

                                                            Class A-3
Note Amount                                                 Note Amount

Original                                                    185,000,000.00

Principal distributable amount                                           -

Note Balance @ 1/31/01                                      185,000,000.00

                                                            Class A-4
Note Amount                                                 Note Amount

Original                                                    143,541,000.00

Principal distributable amount                                           -

Note Balance @ 1/31/01                                      143,541,000.00

                                                            Class B
Note Amount                                                 Note Amount

Original                                                     43,235,000.00

Principal distributable amount                                           -

Note Balance @ 1/31/01                                       43,235,000.00



Distributable Amounts                                       Total

Interest Distributable Amount                                   736,604.01
Principal Distributable Amount                               28,677,035.54

Total                                                        29,413,639.55

Distributable Amounts                                       Class A-1

Interest Distributable Amount                                   171,004.17
Principal Distributable Amount                               28,677,035.54

Total                                                        28,848,039.70

Distributable Amounts                                       Class A-2

Interest Distributable Amount                                   172,567.50
Principal Distributable Amount                                        0.00

Total                                                           172,567.50

Distributable Amounts                                       Class A-3

Interest Distributable Amount                                   190,652.78
Principal Distributable Amount                                        0.00

Total                                                           190,652.78

Distributable Amounts                                       Class A-4

Interest Distributable Amount                                   153,788.23
Principal Distributable Amount                                        0.00

Total                                                           153,788.23

Distributable Amounts                                       Class B

Interest Distributable Amount                                    48,591.34
Principal Distributable Amount                                        0.00

Total                                                            48,591.34



Note Factors                                                Series A-1                   Series A-2

                                           1/31/01                   82.6199785%                 100.0000000%

Note Factors                                                Series A-3                   Series A-4

                                           1/31/01                  100.0000000%                 100.0000000%

Note Factors                                                Series B

                                           1/31/01                  100.0000000%


Pool Data                                                   $                            #

Original Pool Balance                                       720,584,873.87                    46,371
Pool Balance at 12/31/00                                    720,584,873.87                    46,371
Principal Payments                                           23,315,295.84                       757
Defaulted Receivables                                                 0.00                         0
Pool Balance at 1/31/01                                     697,269,578.03                    45,614
Overcollateralization Target Amount                          22,661,261.29

Weighted Average APR                                                10.40%
Weighted Average Remaining Term                                      55.15



Account Balances                                            Advance                      Reserve Fund

Balance as of  12/31/00                                               0.00                         0.00
Balance as of  1/31/01                                           74,020.82                 5,404,386.55
Change                                                           74,020.82                 5,404,386.55
Reserve Fund Requirement                                                                   5,404,386.55




Distribution per $1,000                                     Total

Distribution Amount                                                  41.4407356

Interest Distribution Amount                                          1.0377979
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                        40.4029377


Distribution per $1,000                                     Class A-1

Distribution Amount                                                 174.8366043

Interest Distribution Amount                                          1.0363889
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                       173.8002154


Distribution per $1,000                                     Class A-2

Distribution Amount                                                   0.9975000

Interest Distribution Amount                                          0.9975000
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000


Distribution per $1,000                                     Class A-3

Distribution Amount                                                   1.0305556

Interest Distribution Amount                                          1.0305556
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000


Distribution per $1,000                                     Class A-4

Distribution Amount                                                   1.0713889

Interest Distribution Amount                                          1.0713889
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000


Distribution per $1,000                                     Class B

Distribution Amount                                                   1.1238889

Interest Distribution Amount                                          1.1238889
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000



Servicing Fee                                               Total

Amount of Servicing Fee Paid                                    600,487.39
Total Unpaid                                                          0.00





Delinquent Receivables                                      #                            $

Past Due 31-60 days                                                 429                    6,571,472.00
Past Due 61-90 days                                                  18                      337,995.21
Past Due 91 + days                                                    1                       20,999.48

 Total                                                              448                    6,930,466.69


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